BED BATH & BEYOND January 7, 2021

BED BATH & BEYOND 2 This presentation contains forward-looking statements, including, but not limited to, the Company’s progress and anticipated progress towards its long-term objectives, the status of its future liquidity and financial condition, and its outlook for the Company’s fiscal 2020 fourth quarter and for its 2021 fiscal year. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, preliminary and similar words and phrases, although the absence of those words does not necessarily mean that statements are not forward-looking. The Company’s actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors. Such factors include, without limitation: general economic conditions including the housing market, a challenging overall macroeconomic environment and related changes in the retailing environment; risks associated with COVID-19 and the governmental responses to it, including its impacts across the Company’s businesses on demand and operations, as well as on the operations of the Company’s suppliers and other business partners, and the effectiveness of the Company’s actions taken in response to these risks; consumer preferences, spending habits and adoption of new technologies; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by the Company; civil disturbances and terrorist acts; unusual weather patterns and natural disasters; competition from existing and potential competitors across all channels; pricing pressures; liquidity; the ability to achieve anticipated cost savings, and to not exceed anticipated costs, associated with organizational changes and investments, including the Company’s strategic restructuring program and store network optimization strategies; the ability to attract and retain qualified employees in all areas of the organization; the cost of labor, merchandise and other costs and expenses; potential supply chain disruption due to trade restrictions, and other factors such as natural disasters, pandemics, including the COVID-19 pandemic, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; the ability to find suitable locations at acceptable occupancy costs and other terms to support the Company’s plans for new stores; the ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets it serves; the ability to assess and implement technologies in support of the Company’s development of its omnichannel capabilities; the ability to effectively and timely adjust the Company’s plans in the face of the rapidly changing retail and economic environment, including in response to the COVID-19 pandemic; uncertainty in financial markets; volatility in the price of the Company’s common stock and its effect, and the effect of other factors, including the COVID-19 pandemic, on the Company’s capital allocation strategy; risks associated with the ability to achieve a successful outcome for its business concepts and to otherwise achieve its business strategies; the impact of intangible asset and other impairments; disruptions to the Company’s information technology systems including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; reputational risk arising from challenges to the Company’s or a third party product or service supplier’s compliance with various laws, regulations or standards, including those related to labor, health, safety, privacy or the environment; reputational risk arising from third-party merchandise or service vendor performance in direct home delivery or assembly of product for customers; changes to statutory, regulatory and legal requirements, including without limitation proposed changes affecting international trade; changes to, or new, tax laws or interpretation of existing tax laws; new, or developments in existing, litigation, claims or assessments; changes to, or new, accounting standards; foreign currency exchange rate fluctuations. Except as required by law, the Company does not undertake any obligation to update its forward-looking statements.

BED BATH & BEYOND 3 John Hartmann COO; President, buybuy BABY Mark Tritton President & CEO Gustavo Arnal CFO & Treasurer Rafeh Masood EVP & Chief Digital Officer John Hartmann COO; President, buybuy Baby

BED BATH & BEYOND 4 1) Q3 Performance Highlights & Transformation Update 2) Financial Outlook 3) Digital & Commercial Update 4) Operations Update

5BED BATH & BEYOND

Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE

Q3 key takeaways

"The consistent execution of our growth strategy is unlocking improved financial performance and we delivered a second consecutive quarter of comparable sales and profit growth" – CEO Mark Tritton

Consistently Executing on Strategy

- ✓ 2nd Consecutive Quarter of Strong Comparable Sales Growth
  - **+5%** Core Bed Bath & Beyond banner[1] (BBB) Comp sales growth; **+2%** Total Enterprise Comp sales growth;
  - **+94%** Core BBB digital comp growth; **+77%** Total Enterprise digital comp growth
  - Market share gains in destination Bed category, with improving trends in Bath and Kitchen categories
- ✓ Gross Margin Expansion
  - **+310bps** to 35.4% Adj. Gross Margin vs LY
- ✓ EBITDA Increases
  - **+168%** Adj. EBITDA vs LY to $121mn

Strengthening Balance Sheet

- ✓ Positive cash flow generation
  - **$244mn** cash flow[2]
- ✓ Stronger balance sheet with significant gross debt reduction
  - **$0.5bn** Gross Debt[3] reduction
- ✓ Cash and liquidity levels increase further
  - **$1.5bn** Cash & Investments; **$2.2bn** Total Liquidity[4]

Unlocking Shareholder Value Creation

- ✓ Enhancing FY 2021 EBITDA outlook with a range
  - **$500mn to $525mn**
- ✓ Reiterating a larger and accelerated share repurchase program
  - Share Repurchase Program: **up to $825mn** from up to $675mn
  - ASRs 1+2: **$375mn** expected to be completed by the end of FY20 Q4 (2/27/21)

Note: **ASR-1**($225mn): 4.5mn shares delivered in FY20 Q3; Remainder expected to be delivered by 1/28/21.
ASR-2 ($150mn): Expected to be initiated and completed in FY20 Q4.

BED BATH & BEYOND

(1) Bed Bath & Beyond is among the Company's four core banners which also include buybuy BABY, Harmon Face Values and Decorist.
(2) Cash Flow includes cash flow from operations + cash from investing activities, net of CAPEX.
(3) Gross Debt includes bond debt, revolver/ABL borrowing, and operating and finance lease liabilities.
(4) Total Liquidity includes cash & investments and availability from asset-backed lending credit facility.

6

Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE

executing on strategy, delivering consistent sales and EBITDA growth

Second Consecutive Quarter of Comp Sales Growth

Total Enterprise Comp
+2% vs LY

Core BBB Banner Comp
+5%
vs LY

Total Enterprise Digital Comp
+77% vs LY

Core BBB Banner Digital Comp
+94%
vs LY

Consistent Gross Margin Expansion / EBITDA Growth

Adj. Gross Margin


32.3%
35.4%
+310bps vs LY
FY19 Q3
FY20 Q3

Adj. EBITDA


$45mn
$121mn
+168% vs LY
FY19 Q3
FY20 Q3

BED BATH & BEYOND
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BED BATH & BEYOND 8 Positive Cash Flow Generation Balance Sheet Strengthened / Return to Shareholders Cash Flow1 $1.5bn Cash & Investments $244mn Gross Debt Reduction 2 Share Repurchase Increase From $675 to $825mn ($0.5bn) vs Q2 ($1.0bn) vs Q1 (30%) vs LY Inventory Reduction $2.2bn Strong Total Liquidity 3 (1) Cash flow generation includes cash flow from operations ($44mn) and cash flow from investing driven by proceeds from non-core banners and real estate monetization, net of capital expenditures ($200mn). (2) Gross Debt includes bond debt, revolver/ABL borrowing, and operating and finance lease liabilities. (3) Total Liquidity includes cash & investments and availability from asset-backed lending credit facility. Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE

Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE

transformation and execution unlocking strong shareholder value creation

Consistent Comparable Sales Growth

- ✓ **5%** Comp Sales growth in core Bed Bath & Beyond banner; +2% total enterprise growth; **2nd consecutive quarter of Comp Sales growth**
- ✓ **94%** digital Comp Sales growth in Bed Bath & Beyond banner; **77%** total enterprise growth; **digital drives quarterly sales performance**
- ✓ **36%** of total Digital Sales fulfilled by stores, including 16% from BOPIS; **new omni-always capabilities gaining traction**
- ✓ **5%** reduction in Q3 Net Sales due to transformation activity including **planned divestures and store fleet optimization**

Margin Expansion & EBITDA Growth

- ✓ **310bps** increase in Adj. Gross Margin vs LY, led by **optimized product promo/ coupon mgt and product mix**
- ✓ **$41mn** reduction in SG&A expense **from cost optimization efforts**
- ✓ **168%** increase in Adj. EBITDA vs LY to **$121mn, led by Gross Margin expansion**

Positive Cash Flow Generation

- ✓ **$244mn** in positive cash flow[1] vs negative cash flow LY, **including monetization of non-core banners**
- ✓ **$0.8bn (30%)** lower Inventory vs Q3 LY, **driven in part by banner divestitures and store fleet optimization**

Fast-Paced Transformation

- ✓ **5 non-core banners sold** and **>$600mn** in proceeds in FY20: One Kings Lane, PMall, Christmas Tree Shops, Harbor Linen, and Cost Plus World Market[2]
- ✓ **~120** BBB store closures planned in FY20 as part of **store network optimization plans to close ~200 BBB stores by the end of FY21;** will result in significant reshape of sales base and store footprint
- ✓ **$500 to $525mn** enhanced FY21 EBITDA range, driven by **portfolio transformation and significant reshape of P&L**

Stronger Capital Structure

- ✓ **~$1bn** total reduction in Gross Debt[3] : **~$0.5bn reduction in operating and finance lease liabilities related to banner divestitures and store closures in Q3**; ~$0.5bn reduction in debt from bond tender offers in Q2
- ✓ **$0.3bn strong Net Cash surplus position**:$1.5bn in Cash and Equivalents less $1.2bn in bonds
- ✓ **$2.2bn** in Total Liquidity[4]; **~2x higher than bond debt**

(1) Cash Flow includes cash flow from operations + cash from investing activities, net of CAPEX.
(2) Announced definitive agreement to sell CPWM FY20 Q4.
(3) Gross Debt includes bonds, revolver/ABL borrowing, and operating and finance lease liabilities
(4) Total Liquidity includes cash & investments and availability from asset-backed lending credit facility.

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9

Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE

Q3 key performance metrics

- **Comparable Sales increase**, led by 5% growth in core Bed Bath & Beyond banner[1] (BBB); total enterprise comp +2% growth
- **Digital drives Q3 performance**, with strong total enterprise growth +77%; core BBB digital growth +94%
- **Net sales change of -5% as planned, due to significant portfolio transformation**, including non-core banner divestitures and store closing activity related to network optimization initiative
- **Adj. Gross Margin increases 310bps**, driven primarily by:
  - Optimization of promotion & markdowns
  - Favorable product mix
  - Leverage of distribution and fulfillment costs
  - Partially offset by higher digital channel mix, including higher shipping costs
- **SG&A expense decreases ($41mn),** from lower payroll & related expenses and lower advertising expenses
- **Adj. EBITDA increased 168%,** primarily due to higher gross margin
- **Positive cash flow generation[3] of $244mn** including monetization of non-core banner assets
- **Gross Debt[4] reduction and strengthened balance sheet**
  - ~($0.5bn) reduction in operating and finance lease liabilities from divestitures and store closures
  - $1.5bn of cash & investments and $2.2bn of total liquidity[5]

	Three Months Ended FY2019 Q3	Three Months Ended FY2020 Q3	Diff
Total Enterprise Comp Sales			2%
Core BBB Banner Comp Sales[1]			5%
Net Sales	$2,759mn	**$2,618mn**	-5%
Gross Margin[2]	32.3%	**35.4%**	310bps
SG&A	$932mn	**$891mn**	$41mn
EBITDA[2]	$45mn	**$121mn**	168%
EPS - Diluted[2]	($0.38)	**$0.08**	$0.46
Cash Flow Generation[3]		**$244mn**	
Gross Debt Reduction[4]		**($0.5bn)**	
Total Liquidity[5]		**$2.2bn**	

(1) Bed Bath & Beyond is among the Company's four core banners which also include buybuy BABY, Harmon Face Values and Decorist.
(2) Adjusted
(3) Cash flow generation includes cash flow from operations ($44mn) and cash flow from investing, net of capital expenditures ($200mn).
(4) Gross Debt includes bonds, revolver/ABL borrowings and operating and finance lease liabilities.
(5) Total Liquidity includes cash & investments and availability from asset-backed lending credit facility.

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BED BATH & BEYOND 11 81% 19% Q3 - Stores Penetration Digital Penetration Q3 Total Enterprise Comps 2% BBB Comps 5% Digital Comps 77% BBB Digital Comps 94% • Positive comparable sales growth led by strong digital comp sales in both core Bed Bath & Beyond banner1 (BBB) and total enterprise, offsetting sales decline in stores • Sales momentum continued in Q3 and holiday season, in spite of COVID-related headwinds reflected broadly across retail landscape in lower foot traffic trends and shipping capacity constraints • Percentage of digital sales increased to 31% versus 19% in FY 2019 Q3 Quarterly sales trends FY20 Q3FY19 Q3 Percentage of digital sales increased Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE (1) Bed Bath & Beyond is among the Company’s four core banners which also include buybuy BABY, Harmon Face Values and Decorist.

BED BATH & BEYOND 12 • Core Bed Bath & Beyond banner1 (BBB) delivered solid comp sales growth of 5%, led by strong digital growth and higher sales in Top 5 destination categories • BBB digital comp sales grew 94%; store comp sales declined 14% • +11% comp sales growth of Top 5 destination categories (combined), representing 2/3 of core Bed Bath & Beyond banner sales • Market share gains in destination Bed category, with improving trends in Bath and Kitchen categories (NPD data October/November 2020) Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE (1) Bed Bath & Beyond is among the Company’s four core banners which also include buybuy BABY, Harmon Face Values and Decorist. Top 5 Destination Categories Comp Sales Growth % of Net Sales Home Organization 16% 6% Kitchen Food Prep 13% 21% Bedding 10% 19% Bath 8% 10% Indoor Décor 7% 9% Total Comp Sales Growth (combined) 11% 65%

Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE

holiday sales performance

US Bed Bath & Beyond results were in-line or stronger than broader US retail market

US Retail Market Performance Reported by 3rd Party Data Providers

	In-Store Traffic	Online Spending
Black Friday	-52% vs LY (1)	+22% vs LY (2)
Cyber Monday		+15% vs LY (2)
6-week holiday period Nov. 15 – Dec. 27	-34-36% vs LY (1)	

	Total Retail Sales
8-week holiday period Nov. 1 – Dec. 25	+2% vs LY (3)

US Bed Bath & Beyond Comparable Sales Performance[4]

	In-Store Traffic	Online Spending	
5-day holiday period Thanksgiving to Cyber Monday	-24% vs LY	+69% vs LY	**Total Comp Sales Demand[5] +double-digit% vs LY**
6-week holiday period Nov. 16 – Dec. 27	-23% vs LY	+95% vs LY	**Total Comp Sales +low-single digit% vs LY**

(1) According Sensormatic Solutions data.
(2) According to Adobe Analytics data.
(3) According to Mastercard Spending Pulse report.
(4) Based on preliminary unaudited results.
(5) Bed Bath & Beyond comp sales demand includes orders placed and not yet fulfilled.

BED BATH & BEYOND
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Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE

gross margin expansion driven by key ongoing interventions

- **Adj. Gross Margin increases 310bps to 35.4%** vs 32.3% LY, driven primarily by:
  - Optimization of promotion & markdowns
  - Favorable product mix
  - Leverage of distribution and fulfillment costs
  - Partially offset by higher digital channel mix, including higher shipping costs

FY19 Q3vs FY20 Q3 – gross margin bridge



210bps
120bps
180bps
35.4%
(200bps)
32.3%
310bps
FY19 Q3 Adj. Gross Margin
Promotion & Markdowns/ Coupon Mgt
Product Mix
Leverage of Distribution/ Fulfillment Costs
Channel Mix / DTC Shipping Expense
FY20 Q3 Adj. Gross Margin

BED BATH & BEYOND 14

BED BATH & BEYOND 15 $1.2bn (1) Cash Flow from Investing includes $238mn related to sale of non-core assets (CTS, HL, DC/Florence), net of $38mn of CAPEX; CPWM definitive agreement announced FY20 Q4. (2) Cash Flow from Financing includes $225mn related to ASR initiated in Oct. 2020. FY20 Q2 vs FY20 Q3 – total liquidity FY20 Q3 Total Liquidity Cash Flow from Operations Cash Flow from Investing 1 Post FY20 Q2 Total Liquidity Cash Flow from Financing 2 $0.7bn $1.5bn $2.2bn $44mn $200mn ($227mn) $2.2bn $0.7bn $1.5bn $0.9bn $0.3bn Cash and Investments ABL ASR $244mn Positive Cash Flow Q3 actions maintained strong cash position: Solid cash flow generation of $244mn • Cash flow from operations of $44mn from earnings and working capital improvement • Cash flow from investing of $200mn includes net proceeds from non-core asset sales (Christmas Tree Shops, Harbor Linen and DC in Florence, NJ), net of $38mn of CAPEX spending Strong total liquidity • Maintained $1.5bn cash & investments balance, even after $225mn ASR FY20 Q3 vs FY19 Q3 – positive cash flow generation Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE ($mns) FY2020 Q3 Cash Flow from Operating Activities $44 Cash Flow from Investing Activities 1 $200 Cash Flow Generation $244 Cash Flow from Financing Activities 2 ($227)

Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE

improved debt balance driven by reductions in long-term debt and operating lease liabilities

- **Actions taken to reduce gross debt[1] balance by ~$1bn:**
  - Reduction in operating and finance lease liabilities by ~$0.5bn in Q3 (non-core banner divestitures and store closures)
  - Reduction in debt by ~$0.5bn in Q2 (bond tender offers, revolver/ABL borrowings)
- Positive net cash position with $1.5bn cash balance, less $1.2bn in bond debt
- Strong total liquidity[2] position of $2.2bn

FY20 Q2 vs FY20 Q3 – gross debt


$3.6bn
$2.4bn
$1.2bn
($0.5bn)
$3.1bn
$1.9bn
$1.2bn
$1.5bn
$1.2bn
$0.3bn
$2.2bn
$0.7bn
$1.5bn
FY20 Q2 Gross Debt[1] Balance
Operating & Finance Lease Liabilities
FY20 Q3 Gross Debt Balance
FY20 Q3 Cash Balance
FY20 Q3 Gross Debt Balance ex Op/Fin Leases
FY20 Q3 Net Cash Balance
FY20 Q3 Total Liquidity
Senior Notes
Operating & Finance Lease Liabilities
Cash & Investments
ABL

(1) Gross Debt includes bonds, revolver/ABL borrowing, and operating lease liability.
(2) Total Liquidity includes cash & investments and availability from asset-backed lending credit facility.

BED BATH & BEYOND 16

BED BATH & BEYOND 17 $600mn+ significant portfolio transformation during fiscal 2020 what we have achieved Non-core banner monetization (and Florence, NJ warehouse) Banners divested1 what we said 6 mos. ago Expect to unlock between $350 to $450mn through asset sales 5 4 Focused on core portfolio where we are today Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE (1) Cost Plus World Market definitive agreement announced FY20 Q4.

BED BATH & BEYOND 18 Reiterate Additional Accelerated Share Repurchase Program • Expanded Total Share Repurchase Program (ASR) to up to $825mn from up to $675mn during the next 3 years • October 28th: Launched $225mn Accelerated Share Repurchase program (ASR-1) • December 14th: Announced Approval of new $150mn Accelerated Share Repurchase program (ASR-2) • ASR 1+2, which total $375mn, are expected to be completed by no later than fiscal year-end 2020 • Reflects balanced capital allocation principles, strong liquidity and confidence in strategic growth plan Capital Allocation Principles ✓ Investing for growth and transformation ✓ Ensuring financial resilience ✓ Returning cash to shareholders Note: ASR-1($225mn): 4.5mn shares delivered in FY20 Q3; Remainder expected to be delivered by 1/28/21. ASR-2 ($150mn): Expected to be initiated and be completed in FY20 Q4. Q3 PERFORMANCE HIGHLIGHTS & TRANSFORMATION UPDATE

19BED BATH & BEYOND

BED BATH & BEYOND 20 $500mn to $525mn vs Proforma FY19 of $425mn Approx. 35% +200bps vs Proforma FY19 of 33% $8.0bn to $8.2bn Recapture & Sustain Sales vs FY20 FINANCIAL OUTLOOK Enhancing EBITDA to a Range portfolio transformation is now complete1 Tightening Revenue Range Reiterating Gross Margin (1) Cost Plus World Market definitive agreement announced FY20 Q4.

FINANCIAL OUTLOOK

portfolio transformation drives a significant reshape of P&L

- Expect approx. $3bn reduction in net sales vs FY 2019 after banner divestitures and store closures
  - 5 banner divestitures[1]: ONE KINGS LANE, PersonalizationMall.com, Christmas Tree Shops and That!, HARBOR LINEN, Cost Plus WORLD MARKET
  - >500 store closures planned (including 340 from divestitures and 200 from store network optimization by the end of FY 2021)

FY 2021 Comparable Sales Guidance: **Recapture & Sustain Sales**

- Q1 (non-comp): **RECAPTURE** full sales opportunity vs prior year sales impact from store closures due to COVID-19
- Q2-Q4: **SUSTAIN** sales level vs FY20 strong base
- Guidance assumes flat comparable sales for financial planning purposes

Net Sales bridge

Base 2019



$11.2bn
($2.2bn)
$9.0bn
($0.9 bn)
$8.0bn to $8.2bn
2019 Actual Net Sales
Non-Core Asset Divestitures Impact
FY2019 Proforma Net Sales
Store Closure Impact
FY2021 Projected Net Sales

# of retail stores:	1,500		~1,100		~960

(1) Cost Plus World Market definitive agreement announced FY20 Q4.

Notes: Numbers may not add due to rounding; for illustrative purposes only.

BED BATH & BEYOND 21

FINANCIAL OUTLOOK

gross margin expansion and SG&A reduction

Gross Margin bridge


33%
33%
+
+
+
-
35%
2019 Actual Gross Margin
FY2019 Proforma Gross Margin
Margin Improv. From Product Sourcing
Product Mix Including Own Brands
Promotion & Markdowns/ Coupon Mgt
Channel Shift & Increased Freight Cost Impact
FY2021 Projected Gross Margin

SG&A bridge


$3.6bn
($0.8bn)
$2.8bn
$2.5bn
32%
-
31%
-
-
+
-
31%
2019 Actual SG&A
Non-Core Asset Divestitures Impact
FY2019 Proforma SG&A
Store Closure Impact
SG&A Cost Restructuring Programs
Reinvest.
Reduction in Depreciation & Amort.1
FY2021 Projected SG&A

(1) Fiscal 2021 Depreciation & Amortization estimated to be approximately $230 million.

Notes: Numbers may not add due to rounding; for illustrative purposes only.

BED BATH & BEYOND

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BED BATH & BEYOND 23 Mid-single-digit Margin EBITDA bridge – key drivers of expansion (approximate figures) 2019 Actual EBITDA Non-Core Asset Divestitures SG&A Cost Restructuring Programs Store Closure Impact FY2019 Proforma EBITDA FY2021 Projected EBITDA Reinvestment Spend Merchandising Improv From Product Sourcing $465mn $425mn $500mn to $525mn $75mn $125mn $235mn ($175mn) ($175mn)+ + + - - - 5% Margin FINANCIAL OUTLOOK Notes: Numbers may not add due to rounding; for illustrative purposes only. Channel Shift & Increased Freight Cost Impact Memo: Fiscal 2021 Depreciation & Amortization is estimated to be approximately $230 million.

FINANCIAL OUTLOOK

portfolio transformation and store closures drive significant balance sheet improvement and gross debt reduction

FY2020 actions reduce liabilities by ~$1bn

- ~$0.5bn reduction in gross debt from bond tender offers in FY20 Q2
- ~$0.5bn reduction in operating and finance lease liabilities from banner divestitures and store closures (FY20 Q3+Q4)


~$4bn
$2.4bn
$1.5bn
~($0.5bn)
~($0.5bn)
~$1b reduction
~$3bn
$1.9bn
$1.2bn
FY19 Debt/Lease Liabilities
Change in Debt Q2
Change in Operating & Finance Lease Liabilities Q3
FY 2020 Projected Debt/Lease Liabilities
Operating and Finance Lease Liabilities
Bond debt

Notes: Numbers may not add due to rounding; for illustrative purposes only.

BED BATH & BEYOND

24

FINANCIAL OUTLOOK

portfolio transformation and store closures drive significant improvement in inventory

- **~$1bn (at retail) inventory reduction underway:**
  - non-core asset divestitures
  - store closures from fleet optimization


~$.5bn reduction at cost
(~$1bn at retail) reduction
$2. 1bn
$1.6bn
FY19 Inventory Balance
FY21 Projected Inventory Balance

Notes: Numbers may not add due to rounding; for illustrative purposes only.

BED BATH & BEYOND
25

FINANCIAL OUTLOOK

fast-paced transformation underway to re-establish authority in home

- Providing additional visibility on P&L reshape after planned divestitures and store closures
- Enhancing FY 2021 EBITDA outlook to range of between $500mn to $525mn significant and fast-paced portfolio transformation FY21 vs FY19

~500
store closures
from 1,500 to ~960

5
banner divestitures[1]
from 9 to 4

$8.0bn to $8.2bn
FY21 projected
revenue range

	Fiscal 2021 Outlook Update
comp sales	**Recapture & Sustain sales** Q1 (non-comp): **Recapture lost sales opportunity** from store closures in 2020 due to COVID-19 Q2-Q4: **Sustain sales level** vs FY20 strong base
gross margin	~35%
adj. EBITDA	**$500mn to $525mn**
adj. EBITDA margin	mid-single digit
capital investments	$400mn+
inventory position	$1bn reduction (at retail) vs. FY19
gross debt/ EBITDA ratio (Moody's[2])	<3.5x
return to shareholders	Share repurchases **Initial $225mn ASR** **Add'l $150mn ASR**

(1) Cost Plus World Market definitive agreement announced FY20 Q4. (2) Moody's credit ratio includes leases.

Notes: The Company is not providing a reconciliation of its guidance with respect to Adjusted EBITDA because the Company is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized.

BED BATH & BEYOND 26

27BED BATH & BEYOND

DIGITAL & COMMERICAL UPDATE

digital drives third quarter performance

- Digital comparable sales up 77%; core Bed Bath & Beyond banner digital sales +94%
- 2.2mn new customers to digital
- ~21% of Bed Bath & Beyond customers placing 2+ orders vs 16% in FY19 Q3
- Online conversion for Bed Bath & Beyond improved 25% vs. FY19 Q3
- ~36% of total digital sales fulfilled by stores
- Buy Online Pickup in Stores (BOPIS) accounted for ~16% of total digital sales



Digital business is on target to deliver $3B+ in FY20[1]

(1) Based on current trends.

BED BATH & BEYOND

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BED BATH & BEYOND 29 DIGITAL & COMMERICAL UPDATE BOPIS percentage of total digital sales customers used BOPIS in FY20 Q3 BOPIS Net Promotor Score vs. 49% in May (when service launched) BOPIS orders ready within 30 minutes

BED BATH & BEYOND 30 DIGITAL & COMMERICAL UPDATE Available on Bed Bath & Beyond.com and buybuyBABY.com 2 Marketplaces – Instacart.com and Shipt.com HarmonFaceValues.com added to Instacart 3-step checkout reduced time to place order Overhauled entire checkout journey Added new payment types of US households have access to Instacart and Shipt marketplaces increase in cart conversion rate YoY (Homepage)

BED BATH & BEYOND 31JANUARY 6, 2021 12/5/20 12/5/20 12/5/20 New digital customers visits, growing 50% YoY app downloads Increase in Net Promoter Score for digital YoY DIGITAL & COMMERICAL UPDATE

32BED BATH & BEYOND

OPERATIONS UPDATE

exceptional progress across operations



✓ **Supply chain reformation**

- Added secondary national carrier and several regional parcel delivery carriers to help alleviate COVID-related shipping constraints and additional freight cost pressures
- Continued to focus on health & safety of associates working fulfillment centers


BB&B

✓ **Optimizing real estate portfolio**

- Store network optimization program: closure of ~200 underperforming Bed Bath & Beyond banner stores is well underway
    - Pace of targeted closings in fiscal 2020 has accelerated from ~70 to ~120 stores
    - Remain on track to complete full 200 store closure program during fiscal 2021
- Store remodel program: advanced from initial prototype phase to active iteration within 10 stores in Houston markets
    - Highlighting destination categories including Bed, Bath, Kitchen and Store & Organization
    - Expect to complete proof-of-concept stage by end of February 2021;
Next wave of renovations to include 130 to 150 stores in fiscal 2021
    - Total investments of $250mn over the next 3 years in store remodels of >450 stores, representing 60% of revenue

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BED BATH & BEYOND 34 BATH KITCHEN BEDDING HUB OPERATIONS UPDATE

OPERATIONS UPDATE

buybuy BABY delivers strong digital growth

- Represented 10% of total Company net sales in FY20 Q3
- Strong growth in digital, up 40%, representing >50% of total BABY sales
- Enhanced digital experience with convenient payment options, including After Pay and Apple Pay; upgraded and relaunched BABY app in November 2020
- Gained nearly 2mn online customers YTD, +45%; >.5mn new online customers in FY20 Q3
- New omni-channel capabilities such as BOPIS/curbside services represented 13% of total BABY digital orders in FY20 Q3
- Top performing categories in Q3 include Toys, Playroom, Furniture and Apparel



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36BED BATH & BEYOND

BED BATH & BEYOND 37 Q3 TOTAL ENTERPRISE SUMMARY (1) Cash flow generation includes cash flow from operations ($44mn) and cash flow from investing driven by proceeds from non-core banners and real estate monetization, net of capital expenditures ($200mn).

38BED BATH & BEYOND JANUARY 6, 2021

BED BATH & BEYOND 39 * The Company is presenting certain non-GAAP financial measures for its fiscal 2020 third quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2019 periods in the reconciliation table above and that follow. (in thousands, except for share data) (unaudited) APPENDIX

BED BATH & BEYOND 40 * The Company is presenting certain non-GAAP financial measures for its fiscal 2020 third quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2019 periods in the reconciliation table above and that follow. (in thousands, except for share data) (unaudited) APPENDIX

BED BATH & BEYOND 41 * The Company is presenting certain non-GAAP financial measures for its fiscal 2020 third quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2019 periods in the reconciliation table above and that follow. (in thousands, except for share data) (unaudited) APPENDIX

BED BATH & BEYOND 42 (in thousands, except for share data) (unaudited) * The Company is presenting certain non-GAAP financial measures for its fiscal 2020 third quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2019 periods in the reconciliation table above and that follow. APPENDIX

BED BATH & BEYOND 43 APPENDIX